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                                                                    EXHIBIT 99.4

                              EMPLOYMENT AGREEMENT

        EMPLOYMENT AGREEMENT dated January 16, 2001, by and between WebTrends Corporation, an Oregon corporation (the "COMPANY"), NetIQ Corporation, a Delaware corporation (the "BUYER"), and [EXECUTIVE] (the "EXECUTIVE").

        WHEREAS, Executive is currently serving as [POSITION] of the Company;

        WHEREAS, the Company, the Buyer and North Acquisition Corp. (the "MERGER SUBSIDIARY") are simultaneously entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") pursuant to which the Merger Subsidiary will merge with and into the Company (the "MERGER"), with the Company constituting the surviving corporation, and with the result that the Company will be a wholly owned subsidiary of the Buyer;

        WHEREAS, each of the Company, the Buyer and the Merger Subsidiary considers it essential to its best interests and the best interests of its stockholders to foster the continued employment of Executive by the Buyer from and after the effective time of the Merger (the "EFFECTIVE TIME"); and

        WHEREAS, Executive is willing so to continue his employment on the terms hereinafter set forth in this agreement (the "AGREEMENT");

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

        1. Term of Employment. Executive shall be employed by the Buyer for a period (the "EMPLOYMENT TERM") commencing at the Effective Time and ending on the date that either the Executive or the Buyer terminates such Executive's employment. Executive shall be an "at will" employee of Buyer. Notwithstanding the foregoing, Executive shall continue to serve until the Effective Time as an employee of the Company in the same capacity and in accordance with the same terms and conditions as the date immediately preceding the date hereof.

        2. Position.

                (a) Executive shall serve as [POSITION] of the Buyer. In such position, Executive shall have such duties and authority as shall be set forth on Exhibit A hereto (the "Initial Duties").

                (b) During the term of his employment hereunder, Executive will devote substantially all of his business time and best efforts to the performance of



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        his duties hereunder and will not engage in any other business, profession or occupation for compensation or otherwise which would conflict with the rendition of such services either directly or indirectly, without the prior written consent of the Board; provided, however, subject to Section 12(b) below, nothing in this Section 2(b) shall preclude the Executive from serving as a member of any board of directors on which he serves as of the date of this Agreement and which has been disclosed to Buyer, or as a member of any board of directors on which he may serve during the term of this Agreement with the prior consent of the Chief Executive Officer of Buyer in accordance with Buyer's standard policies regarding such matters and from receiving compensation in connection therewith.

        3. Base Salary. The Buyer shall pay Executive an annual base salary of not less than $200,000 (the "Base Salary") with the exact amount to be established by the Buyer's Board of Directors that is commensurate with other similarly situated executives of the Buyer, payable in regular installments in accordance with the Buyer's usual payment practices. The Executive shall be entitled to such increases in his Base Salary as may be determined from time to time in the sole discretion of the Buyer.

        4. Bonus. With respect to each fiscal year all or part of which is contained in the Employment Term, Executive shall be eligible to receive, in addition to his Base Salary, a bonus of not less than up to $100,000 (the "Bonus") for services rendered during such fiscal year, which Bonus shall be determined and shall be paid in accordance with the Buyer's past practice with respect to other similarly situated executives of Buyer. The amount and form of such Bonus shall be determined in the same manner used to determine the amount and form of bonuses of similarly situated executives of Buyer.

        5. Executive Benefits.

                (a) Executive shall be provided employee benefits (including fringe benefits, vacation, pension and profit sharing plan participation and life, health, accident and disability insurance) (collectively "EXECUTIVE BENEFITS") on the same basis and on the same terms as those benefits are generally made available to similarly situated executives of the Buyer.

                (b) Concurrent with the Effective Time, Buyer and Executive will enter into Buyer's standard Indemnification Agreement (the "Indemnification Agreement") and Change of Control Severance Agreement the "Change of Control Severance Agreement") that Buyer has entered into with its officers substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively.

        6. Grant of Option. Immediately prior to the Effective Time, the Company shall grant to Executive an option to purchase 312,500 shares of the Company's Common Stock pursuant to the terms and conditions of the Company's employee stock option plan and standard option agreement in place as of the Effective Time (the "Option"), which



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option shall be assumed by Buyer pursuant to the Merger Agreement. The Option shall be subject to vesting as follows: 25% of the shares subject to the option shall become vested on the first anniversary of the Effective Time, 25% of the shares subject to the option shall become vested on the second anniversary of the Effective Time, and 50% of the Shares subject to the option shall become vested on the third anniversary of the Effective Time, in each case subject to the Executive's continued employment with Buyer.

        7. Business Expenses and Perquisites. Reasonable travel, entertainment and other business expenses incurred by Executive in the performance of his duties hereunder shall be reimbursed by the Buyer in accordance with Buyer policies for similarly situated executives of Buyer.

        8. Termination. In the event of termination of Executive's employment with Buyer for any reason, Executive shall be entitled to receive his Base Salary, Bonus and Executive Benefits earned through the date of termination as well as that portion of the Option that is vested as of such date of termination. Except as provided in Section 13(j), all other benefits due Executive following Executive's termination of employment shall be determined in accordance with the plans, policies and practices of Buyer. Executive's employment hereunder shall terminate if Executive becomes physically or mentally incapacitated and is thereafter unable for a period of six (6) consecutive months or for an aggregate of six (6) months in any eighteen (18) consecutive month period to perform his duties (such incapacity is hereinafter referred to as "DISABILITY").

        9. Restrictions on Dispositions of Stock.

                (a) Status as Affiliate and Insider. For so long as Executive is employed by the Buyer in the position set forth in Section 2(a) and has the Initial Duties, or, if the Executive's role at the Buyer changes, then for so long as may be determined by Buyer's Board of Directors based upon the criteria generally applied by it (i) Executive will be deemed an affiliate of the Buyer, as that term is defined in Rule 144 under the Securities Act of 1933 and (ii) sales, transfers or other dispositions of shares of the Buyer's common stock by Executive will be subject to the restrictions on trading by the Buyer's executive officers set forth in the Buyer's insider trading policy (the "INSIDER TRADING POLICY"), a copy of which has been furnished to Executive. Executive may establish a written plan of distribution pursuant to Rule 10b5-1 of the Exchange Act of 1934 in order to facilitate the sale of the Quarterly Allowance, as defined in Section 9(b) below, and to execute sales of Common Stock of Buyer in accordance therewith (the "10b5-1 Agreement"). The 10b5-1 Agreement shall include customary terms and shall provide (i) that the agent for the sale of shares shall generally seek to complete the sale of as much of the Quarterly Allowance (as defined below) as practicable in the agent's judgment within the first fifteen trading days from the opening of the regular quarterly window under the Insider Trading Policy (the



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        "Preferred Trading Period"); (ii) that Buyer will not impose any blackouts on Executive that would interfere with the Preferred Trading Period; (iii) that no sales shall occur during the regular quarterly blackout period under the Insider Trading Policy; and (iv) that the agent shall observe other trading blackouts that may be applied by Buyer generally to its executive officers, subject to the Preferred Trading Period.

                (b) Additional Limitations on Dispositions. In addition to the restrictions set forth in paragraph (a) and applicable laws, until the earlier to occur of (i) the first anniversary of the Effective Time or
        (ii) a Release Date, as defined below (the "RESTRICTED PERIOD"), Executive may not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Buyer Common Stock or any securities convertible into or exercisable or exchangeable for Buyer Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Buyer Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Buyer Common Stock or such other securities, in cash or otherwise (collectively, a "RESTRICTED TRANSACTION"), in any case relating to more than 250,000 shares of the Buyer Common Stock (as adjusted for stock splits, stock dividends, stock combinations and the like) in any single fiscal quarter (the "QUARTERLY ALLOWANCE"). Notwithstanding the foregoing, if the Executive does not utilize the full Quarterly Allowance in any fiscal quarter in which the Buyer has restricted Executive from trading for at least 30 days under the Insider Trading Policy, exclusive of Buyer's regular quarterly trading restrictions (such unsold amount, the "UNSOLD SHARES"), then Executive shall be entitled to utilize the Unsold Shares in subsequent fiscal quarters in addition to the Quarterly Allowance for such periods, provided that in no fiscal quarter may the Executive utilize more than two times the Quarterly Allowance. Nothing herein shall be construed to limit the ability of a trust or foundation created by Executive and in existence as of the date hereof to sell, transfer or otherwise dispose of shares of Buyer's Common Stock issuable in the merger in respect of Company Common Stock held by such trust or foundation as of the date hereof. Notwithstanding the foregoing, this Section 9(b) shall not apply to (i) any bona fide gift of Buyer's Common Stock by Executive to any of the mother, father, descendants, brother(s), sister(s) or spouses of Executive or to any trustee(s) for the benefit of any one or more of the foregoing, (ii) any transfer effected pursuant to Executive's will or the laws of intestate succession, or (iii) any pledge of Buyer's Common Stock by Executive that on its terms precludes the sale of Buyer's Common Stock in the public market during the Restricted Period, provided that (A) in the event of any transfer made pursuant to Sections 9(b)(i) or 9(b)(iii) above, Executive shall inform Buyer of such transfer prior to effecting it and (B) in the event of any transfer made pursuant to 9(b)(i),



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        the transferee shall furnish Buyer with a written agreement to be bound by and complied with all provisions of Section 9.

                (c) Conditional Lock-Up. If Executive's employment with the Buyer is terminated during the Restricted Period (i) by Executive, other than for Good Reason or by reason of death or Disability, or (ii) by the Buyer for Cause, then in either case Executive shall not enter into any Restricted Transaction with respect to any shares of the Buyer's common stock for the remainder of the Restricted Period and during the Extension Period, if any. For purposes of this paragraph, the Extension Period shall commence upon the expiration of the Restricted Period and continue for that number of months, rounded up the nearest whole number, equal to the quotient obtained by dividing (A) the difference of the number of shares of the Quarterly Allowance already sold by Executive in the fiscal quarter in which Executive's termination occurs minus the product of 83,334 multiplied by the number of complete months elapsed in such quarter prior to Executive's termination (but in no case shall the difference be less than zero), divided by (B) 83,334; provided that no Extension Period shall apply after a Release Date and, in no event, shall the Extension Period exceed three months. This paragraph shall not apply to any termination of employment or leave of absence that arises from Executive suffering a grave family emergency that in Executive's reasonable judgment requires such a termination or leave of absence.

                (d) Release Date. For purposes of this Section, "RELEASE DATE" shall mean the earlier to occur of:

                        (i) the termination of Executive's employment with the
                Buyer by Executive for Good Reason or by reason of death or Disability or by Buyer for reasons other than Cause, as defined in Section 9(f) below; and

                        (ii) in the event of a Change of Control of the Buyer,
                then the later to occur of the six month anniversary of the Effective Time and the consummation of the Change of Control; and

                        (iii) in the event of a change of Chief Executive
                Officer of Buyer after the date hereof (a "MANAGEMENT CHANGE"), then the later to occur of the six month anniversary of the Effective Time and the date of the Management Change.

For purposes of this section, a "CHANGE OF CONTROL" shall mean (i) a merger or consolidation in which Buyer is a constituent corporation or the sale or exchange by the stockholders of Buyer of all or substantially all of the capital stock of Buyer where the stockholders of Buyer immediately before such merger or consolidation or sale or exchange do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or other voting equity of the surviving or acquiring corporation or other surviving or acquiring entity; (ii) the sale or exchange of all or



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substantially all of Buyer's assets (other than a sale or transfer to a subsidiary of Buyer as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) where the stockholders of Buyer immediately before such sale or exchange do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or other voting equity of the corporation or other entity acquiring Buyer's Assets; or (iii) a transaction in which a majority of the Board of Directors of the Buyer or a majority of the officers of the Buyer immediately prior to such transaction do not constitute a majority of the Board of Directors or a majority of the officers, respectively, of the surviving corporation immediately after such transaction.

                (e) Definition of Cause. For purposes of this Agreement, "CAUSE" shall mean (i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness), (ii) material dishonesty in the performance of Executive's duties hereunder, (iii) Executive's conviction of a felony under the laws of the United States or any state thereof, (iv) willful breach of fiduciary duty or willful breach of a material term of this agreement or the Standard Employment Agreement, as defined below or (v) any other willful act or omission which is materially injurious to the financial condition or business reputation of the Buyer or any of its subsidiaries or affiliates. If the Executive does any of the foregoing, Buyer shall give Executive written notice thereof and Executive shall, if such condition is reasonably susceptible of cure, have ten (10) days from receipt of such notice to cure any such Cause, which notice shall state in reasonable detail the facts and circumstances claimed to constitute such Cause and the intent of Buyer to terminate Executive's employment upon the failure of the Executive to effect a cure.

                (f) Definition of Good Reason. For purposes of this Agreement, "GOOD REASON" shall mean (i) reduction in Executive's annual base salary, incentive programs or Executive Benefits (other than, in the case of such programs or Executive Benefits, for changes generally affecting executives similarly situated to Executive), (ii) any material adverse change in Executive's status, title, position or material responsibilities, or (iii) relocation, without Executive's consent, of Executive or his office space at Buyer to a location more than 50 miles from Company's current facilities in Portland, Oregon.

        10. Proprietary Information, Invention Assignment and Arbitration Agreement. At the Effective Time, Executive shall execute a copy of the Buyer's standard form of Employment, Confidential Information and Invention Assignment Agreement (the "STANDARD EMPLOYMENT AGREEMENT") in the form attached hereto as Exhibit D.

        11. Conflicting Obligations. Executive represents that Executive has no outstanding agreement or obligation that is in conflict with any of the provisions of this



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Agreement, or that would preclude Executive from complying with the provisions hereof, and further agrees that Executive will not enter into any such conflicting agreement during the term of this Agreement.

        12. Covenants Not to Compete or Solicit.

                (a) Definitions. As used in this Agreement, "RESTRICTED COMPANY" shall mean a company that competes, or that has been formed to pursue a business that would compete, with the business of Buyer immediately after the Effective Time.

                (b) Non-Compete. In consideration of: (i) the payment by the Buyer to Executive of the Merger Consideration, (ii) the Buyer's willingness to enter into the Merger Agreement, and (iii) the consideration payable to Executive hereunder, Executive agrees that: (A) for the period beginning at the Effective Time and ending on the second anniversary of the Effective Time or (B) in the event that the period set forth in clause (A) is determined to be unenforceable by a court of competent jurisdiction, the maximum lesser period allowable, Executive will not, directly or indirectly, be employed by (whether as an officer, employee, director proprietor, partner, consultant or otherwise), or have any ownership interest in, or participate in the financing, operation, management or control of, any Restricted Company. It is agreed that ownership of no more than five percent (5%) of the outstanding voting stock of a publicly-traded company or ownership of an interest in an investment fund with respect to which Executive does not make investment decisions shall not in and of itself, constitute a violation of this Section. It is further agreed that the foregoing consideration is not intended to constitute liquidated damages for a violation of this section.

                (c) Non-Solicit. Executive agrees that until the expiration of the non-compete obligations specified above in subsection 12(b), Executive shall not:

                        (i) knowingly take any action to, or do anything
                reasonably intended to, divert business from the Buyer or any of its subsidiaries, or influence or attempt to influence any retailer, dealer, vendor, supplier, customer or potential customer of the Buyer or any of its subsidiaries, in each case as existing on the date of Executive's termination, to cease doing business with or compete with the Buyer or any of its subsidiaries, as the case may be, existing on the date of Executive's termination; or

                        (ii) knowingly recruit, solicit or assist others in
                recruiting, or soliciting, any person who is an employee of the Buyer or any of its respective subsidiaries, in each case as of the date of Executive's termination, or knowingly induce or influence or attempt to induce or influence any such employee to terminate his or her employment with the Buyer or any of its respective affiliates, unless such employee is no longer



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                employed by the Buyer (or its subsidiaries) and has not been employed by Buyer for a period of at least six months prior to being solicited or recruited; provided however, that a general employment or hiring advertisement in a publication of general circulation will not be deemed to be a solicitation.

                (d) REMEDIES. THE EXECUTIVE HEREBY RECOGNIZES AND ACKNOWLEDGES THAT A MATERIAL VIOLATION OF THE TERMS AND PROVISIONS OF THIS SECTION 12 WOULD CAUSE IRREPARABLE INJURY TO THE BUYER FOR WHICH THE BUYER WOULD HAVE NO ADEQUATE REMEDY AT LAW. ACCORDINGLY, IN THE EVENT THAT EXECUTIVE SHALL FAIL TO MATERIALLY COMPLY WITH THE TERMS AND PROVISIONS OF THIS
        SECTION 12 IN ANY RESPECT, THE BUYER SHALL BE ENTITLED TO PRELIMINARY AND OTHER INJUNCTIVE RELIEF AND TO SPECIFIC PERFORMANCE OF THE TERMS AND PROVISIONS HEREOF. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, THE EXECUTIVE HEREBY WAIVES ANY CLAIM OR DEFENSE THAT DAMAGES WOULD BE ADEQUATE RELATING TO ANY VIOLATION OR BREACH BY THE EXECUTIVE OF THE TERMS AND PROVISIONS OF THIS SECTION 12, THAT THE BUYER OR ANY OF ITS RESPECTIVE AFFILIATES HAVE AN ADEQUATE REMEDY AT LAW OR THAT MONEY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY FOR SUCH VIOLATION OR BREACH.

                (e) EFFECT OF STANDARD EMPLOYMENT AGREEMENT. Until the expiration of the covenants contained in this Section 12, such covenants shall supersede any covenants relating to non-competition and non-solicitation contained in the Standard Employment Agreement.

                (f) Severability. The parties intend that the covenants contained in the preceding paragraphs shall be construed as a series of separate covenants, one for each county, city, state and other political subdivision of each country in which a Restricted Company is located. Except for geographic coverage, each separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs. If, in any arbitration or judicial proceeding, a court or arbitrator shall refuse to enforce any of the separate covenants (or any part thereof) deemed included in said paragraphs, then such unenforceable covenant (or such part) shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. It is the intent of the parties that the covenants set forth herein be enforced to the maximum degree permitted by applicable law.

        13. Miscellaneous.



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                (a) Governing Law; No Liability of Executive. This Agreement
        shall be governed by and construed in accordance with the laws of the State of Oregon. Notwithstanding any term of the Standard Employment Agreement to the contrary, the parties to this Agreement irrevocably agree that any disputes under this Agreement or the Standard Employment Agreement, whether related to construction, enforcement or otherwise, shall be resolved by binding arbitration under the rules and auspices of the American Arbitration Association to be conducted in Multnomah County, Oregon, and the parties hereby irrevocably waive any and all objections thereto. Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

                (b) Entire Agreement/Amendments. This Agreement, the Indemnification Agreement, the Change of Control Severance Agreement, the Option and the Standard Employment Agreement contain the entire understanding of the parties with respect to the employment of Executive by the Buyer. In case of any direct conflicts between this Agreement and any such other agreements, the provisions of this Agreement shall govern. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein and therein other than those expressly set forth herein and therein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

                (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                (e) Assignment. This Agreement shall not be assignable by Executive or by the Company and shall be assignable by the Buyer only with the consent of Executive.

                (f) Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                (g) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the



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        respective addresses set forth on the execution page of this Agreement, provided that all notices to the Buyer shall be directed to the attention of the Board with a copy to the Secretary of the Buyer, or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                (h) Withholding Taxes. The Buyer may withhold from any amounts payable under this Agreement such Federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

                (i) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                (j) Term of Agreement; Separation Benefits Upon Termination. This Agreement shall become effective as of the date of the Merger Agreement and shall remain in force until the termination of Executive's employment with the Buyer, provided that if the Merger Agreement is terminated prior to the Effective Time then this Agreement shall terminate on the date the Merger Agreement is terminated, and provided further that Sections 7, 8, 9, 12 and 13 shall survive the termination of this Agreement (other than termination in accordance with the foregoing proviso). In the event of the termination of Executive's employment with the Buyer prior to the first anniversary of the Effective Time (i) by the Buyer other than for Cause or (ii) by Executive for Good Reason, Executive shall be entitled to receive, in addition to the amounts provided for in Section 8, an amount equal to Executive's Base Salary on the date of termination, prorated for the period from the day after employment terminates until the first anniversary of the Effective Time, and continuation during such period at no cost to Executive of all of the Executive Benefits on the same terms as those benefits were available to Executive (and Executive's family) immediately prior to the termination of Executive's employment with the Buyer.



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        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           [NAME OF EXECUTIVE]


                                           -------------------------------------
                                           [Address of Executive]


                                           [WEST, INC.]


                                           By:
                                              ----------------------------------
                                              Title:
                                              851 SW Sixth Avenue, Suite 1200
                                              Portland, Oregon  97204


                                           [NORTH, INC.]


                                           By:
                                              ----------------------------------
                                              Title:
                                              3553 North First Street
                                              San Jose, California  95134

                                    EXHIBIT A

                                Elijahu Shapira

Title:                Chief Strategy Officer

Initial Duties:       Overall Strategy, Mergers & Acquisitions and Integration


                                    Glen Boyd


Title:                Chief Information Officer

Initial Duties:       Worldwide Infrastructure and Information Systems

                                    EXHIBIT B

                            Indemnification Agreement

                                    EXHIBIT C


                      Change of Control Severance Agreement



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                                    EXHIBIT D


                          Standard Employment Agreement